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                                                               Exhibit 23.2






INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 1 to Form S-1 Registration Statement No. 333-03491 of Karrington Health, Inc. of our report on Karrington Operating Company (a partnership) dated January 24, 1995, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP


Columbus, Ohio
June 17, 1996